UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2005


                          UNITED PANAM FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


          California                        000-24051             94-3211687
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  (State or other jurisdiction            (Commission           (IRS Employer
        of incorporation)                 File Number)       Identification No.)


       3990 Westerly Place, Suite 200                             92260
             Newport Beach, CA
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  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 224-1917


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

         On March 30, 2005, United PanAm Financial Corp. (the "Company"( issued a press release stating that it had filed its quarterly report on Form 10-Q for the quarter ended December 31, 2004.

         The press release, which appears as Exhibit 99.1 is filed and incorporated herein by reference


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.


Exhibit No.                 Description of Exhibit
-----------                 ----------------------

99.1                        Press Release dated March 30, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       United PanAm Financial Corp.
                                       -----------------------------------------
                                                      (Registrant)

Date       March 30, 2005              /s/ Ray Thousand
     ------------------------          -----------------------------------------
                                       Ray Thousand
                                       President and Chief Executive officer

*Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX

Exhibit No.                 Description of Exhibit
-----------                 ----------------------

99.1                        Press Release dated March 30, 2005